UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 2, 2025

New Mountain Net Lease Trust

(Exact name of registrant as specified in its charter)

Maryland	000-56701	99-6897976
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1633 Broadway, 48th Floor

New York, NY 10019

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 720-0300

Not Applicable

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Advisory Agreement

On January 2, 2025, New Mountain Net Lease Trust, a Maryland statutory trust (the “Company”), entered into an advisory agreement (the “Advisory Agreement”), with NEWLEASE Operating Partnership LP, a Delaware limited partnership (the “Operating Partnership”), and New Mountain Finance Advisers, L.L.C., a Delaware limited liability company (the “Adviser”), pursuant to which the Adviser has the authority to source, evaluate and monitor the Company’s investment opportunities and make decisions related to the acquisition, management, financing and disposition of the Company’s assets, in accordance with the Company’s investment objectives, guidelines, policies and limitations, subject to oversight by the Company’s board of trustees.

A description of the Advisory Agreement was included under “Item 1. Business—Advisory Agreement” of Amendment No. 1 to the Company’s Registration Statement on Form 10 filed with the Securities and Exchange Commission (the “SEC”) on November 27, 2024 (“Amendment No. 1”). Such description is incorporated by reference herein.

Operating Partnership Agreement

On January 2, 2025, the Operating Partnership entered into that Amended and Restated Limited Partnership Agreement, by and among the Company, as the general partner, NEWLEASE Special Limited Partner LP, a Delaware limited partnership (the “Special Limited Partner”), and the other limited partners party thereto from time to time (the “Operating Partnership Agreement”).

A description of the Operating Partnership Agreement was included under “Item 1. Business—Advisory Agreement—Performance Allocation” and “Item 1. Business—Operating Partnership Agreement” of Amendment No. 1. Such description is incorporated by reference herein.

Affiliate Line of Credit

On January 2, 2025, the Operating Partnership entered into an uncommitted revolving loan agreement with NM Partners Manager Holdings, L.P., a Delaware limited partnership and affiliate of the Adviser, providing for a discretionary and uncommitted credit facility in a maximum aggregate principal amount of $50 million (the “Line of Credit”). The Line of Credit has a maturity date of December 31, 2027. Borrowings under the Line of Credit will bear interest at a rate equal to Daily SOFR plus 2.35%. The Line of Credit contains customary events of default. As is customary in such financings, if an event of default occurs under the Line of Credit, the lender may accelerate the repayment of amounts outstanding under the Line of Credit and exercise other remedies subject, in certain instances, to the expiration of an applicable cure period.

Formation Transactions

On January 2, 2025, the Company entered into (i) a Master Reorganization Agreement (the “Reorganization Agreement”) with New Mountain Net Lease Partners Corporation, a Maryland corporation (the “Existing REIT”), New Mountain Net Lease Partners, L.P., a Delaware limited partnership (“NM Fund I”), NMNC Initial L.P., L.L.C., a Delaware limited liability company, New Mountain Net Lease Delaware Feeder, L.P., a Delaware limited partnership (“Feeder”), NMNL QRS, Inc., a Delaware corporation (“NMNL QRS”), and New Mountain Net Lease GP, L.L.C., a Delaware limited liability company (collectively, the “Parties”) and (ii) an Agreement and Plan of Merger (the “Merger Agreement”) with NMNL QRS and Feeder.

As previously disclosed in Amendment No. 1, pursuant to the Reorganization Agreement and Merger Agreement, the Parties undertook a series of transactions (collectively, referred to as, the “Formation Transactions”), as summarized below:

•	The Adviser determined the net asset value of the Seed Portfolio (as defined below) as of September 30, 2024 (the “Seed Portfolio Fair Value”), and the Company’s board of trustees engaged CBRE Capital Advisors, Inc. to provide a fairness opinion with respect to such valuation.

•	NM Fund I contributed 100% of the common stock of the Existing REIT, which prior to such contribution indirectly owned a portfolio of stabilized, net leased industrial assets comprising nearly 15.5 million square feet and a weighted average remaining lease term (WALT) of 15.1 years (the “Seed Portfolio”), to the Company in exchange for a number of the Company’s common shares based on the Seed Portfolio Fair Value, divided by $20.00 (the “REIT Contribution”).

•	Substantially concurrently with the REIT Contribution, the Existing REIT filed articles of conversion to convert to a Delaware limited partnership (the “OP Conversion”);

•	In connection with the OP Conversion, the Existing REIT changed its name to NEWLEASE Operating Partnership LP (after such conversion and name change, referred to as, the “Operating Partnership”).

•	NM Fund I then distributed in kind the Company’s common shares that it received in connection with the REIT Contribution to its existing partners in proportion to their ownership in NM Fund I immediately prior to the Formation Transactions, who had the opportunity to elect to have their common shares repurchased by the Company.

The Formation Transactions were completed on January 2, 2025.

Each of the foregoing descriptions of the Advisory Agreement, the Operating Partnership Agreement, Reorganization Agreement and Merger Agreement is qualified in its entirety by reference to the full text of thereof, which are filed as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, to this Current Report on Form 8-K (this “Current Report”) and incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

As previously disclosed, on January 2, 2025, the Company completed the acquisition of the Seed Portfolio. In connection with the initial closing of the Company’s continuous private offering, NM Fund I contributed 100% of the common stock of the Existing REIT, which prior to such contribution indirectly owned the Seed Portfolio, to the Company in exchange for a number of the Company’s common shares based on the net asset value of the Seed Portfolio as of September 30, 2024, divided by $20.00.

A description of the Seed Portfolio was included under “Item 1. Business—Target Assets—Seed Portfolio” and “Item 2. Financial Information—Management's Discussion and Analysis of Financial Condition and Results of Operations—Seed Portfolio” of Amendment No. 1. Such description is incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information discussed under the heading “Affiliate Line of Credit” in Item 1.01 of this Current Report is incorporated by reference into this Item 2.03.

Item 3.02.	Unregistered Sales of Equity Securities.

In connection with the Company’s continuous private offering, on January 2, 2025, the Company sold an aggregate of 13,151,717.95 common shares (the “Shares”) for aggregate consideration of approximately $263.0 million at a price per Share equal to $20.00. The offer and sale of the Shares was exempt from the registration provisions of the Securities Act of 1933, as amended, by virtue of Section 4(a)(2) and Rule 506 of Regulation D thereunder.

The following table details the Shares sold:

Title of Securities	Number of Shares Sold	Aggregate Consideration
Class A Common Shares	8,215,703.00	$164,314,060.00
Class F Common Shares	4,893,014.95	$97,860,299.00
Class I Common Shares	500.00	$10,000.00
Class E Common Shares	42,500.00	$850,000.00

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The financial statements of the Seed Portfolio required to be filed pursuant to Rule 3-14 of Regulation S-X are incorporated herein by reference to the financial information under the heading “Financial Statements of the Seed Portfolio” included in Amendment No. 1.

(b) Pro Forma Financial Information.

The pro forma financial information of the Company required to be filed in connection with the acquisition described in Item 2.01 in this Current Report are incorporated herein by reference to the financial information under the heading “Pro Forma Combined Consolidated Financial Statements of New Mountain Net Lease Trust (Unaudited)” included in Amendment No. 1.

(d) Exhibits.

Exhibit No.	Description
10.1	Advisory Agreement, dated January 2, 2025, by and among New Mountain Net Lease Trust, NEWLEASE Operating Partnership LP and New Mountain Finance Advisers, L.L.C.
10.2	Amended and Restated Limited Partnership Agreement of NEWLEASE Operating Partnership LP, dated January 2, 2025, by and among New Mountain Net Lease Trust, as the general partner, NEWLEASE Special Limited Partner LP and the other limited partners party thereto from time to time
10.3*	Master Reorganization Agreement, dated January 2, 2025, by and among New Mountain Net Lease Trust, New Mountain Net Lease Partners Corporation, New Mountain Net Lease Partners, L.P., NMNC Initial L.P., L.L.C., New Mountain Net Lease Delaware Feeder, L.P., NMNL QRS, Inc. and New Mountain Net Lease GP, L.L.C.
10.4*	Agreement and Plan of Merger, dated January 2, 2025, by and among New Mountain Net Lease Partners, L.P., NMNL QRS, Inc., New Mountain Net Lease Trust and NMNC Initial L.P., L.L.C.
104	Cover Page Interactive Data File (embedded within the XBRL file)

* Portions of this exhibit have been omitted pursuant to Item 601(a)(6) and/or Item 601(b)(10)(iv) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW MOUNTAIN NET LEASE TRUST

Date: January 8, 2025
	By:	/s/ Teddy Kaplan
	Name:	Teddy Kaplan
	Title:	President and Chief Executive Officer